Filed Pursuant to Rule 497(j)
File Nos. 333-46479 and 811-08659

The Henssler Equity Fund

3735 Cherokee Street

Kennesaw, Georgia 30144

1-800-936-3863

www.henssler.com

PROSPECTUS

August 29, 2005

TABLE OF CONTENTS

About the Fund
Investment Objective
Principal Investment Strategy
Principal Risks of Investing in the Fund
Other Important Information Regarding the Fund’s Investment Objective and Strategy
Performance
Fees and Expenses of the Fund
Fund Management
Portfolio Management
Financial Highlights
Account Information
How to Purchase Shares
How to Sell Shares
Dividends, Distributions and Taxes
How to Obtain More Information

The Fund is a portfolio of The Henssler Funds, Inc. This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System.

To meet its investment objective, the Fund will employ an investment strategy that emphasizes long-term capital appreciation and safety of principal.  Under normal circumstances, the Fund invests over 90% of its assets in common stocks of the best companies the Fund’s investment adviser, Henssler Asset Management, LLC (the “Adviser”), can identify, based on the characteristics below.  The Fund may invest in companies of any size, and the Fund typically holds its common stock investments until the fundamentals of the issuer change or other opportunities present themselves.  When selecting common stocks for the Fund, the Adviser seeks companies that exhibit the following characteristics:

• undervalued assets;

• strong balance sheet characteristics and financial foundations;

• high earnings expectations; and

• quality management and potential for future growth.

Factors deemed important by the Adviser in selecting securities of such companies include, but are not limited to:

• price;

• price history; and

• price-to-earnings ratio.

The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND:

All investments carry risks, and an investment in the Fund is no exception.  You could lose money on your investment in the Fund.  Accordingly, you should understand the principal risks of investing in the Fund, each of which is described below.

Market Risk: Stock prices fluctuate in response to many factors, including changes in interest rates, the activities of individual companies and general market and economic conditions.  Regardless of any one company’s particular prospects, a declining stock market may produce a decline in stock prices for all companies.  Stock market declines may continue for an indefinite period of time, and investors should understand that from time to time during these temporary or extended bear markets, the value of the Fund may decline.

Business and Economic Risk: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry.  For example, many industries and companies rely heavily on one type of technology.  If this technology becomes outdated, or ceases to be cost-effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

Political Risk: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.  For example, during the past few years, electric and gas utility sectors of the economy have been moving towards deregulation and open price competition.  In this new environment, some companies will make a successful transition into, and prosper under deregulation, and other companies will mismanage the process and do poorly.

Investments in Small Companies Risk: Although the Fund invests in companies of all sizes, there may be times when the Fund is substantially invested in small companies.  Stocks of smaller companies may have more risks than larger companies.  In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies.  Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

OTHER IMPORTANT INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE AND STRATEGY

An investment in the Fund cannot be considered a complete investment program.  An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles may not find the Fund to be an appropriate investment vehicle.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Portfolio Turnover.  Portfolio turnover measures the rate at which the securities in a fund’s portfolio change during any given year.  Portfolio turnover involves expense to a fund in the form of brokerage commissions and other transaction costs, which may adversely impact the fund’s performance.  Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of a fund.  The Adviser manages the Fund for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 100%.  However, the rate of portfolio turnover may be higher for the Fund if implementation of the Fund’s investment strategy or a temporary defensive position results in frequent trading.

The Fund’s Statement of Additional Information contains a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Henssler Equity Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, and since inception compared to those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

*Annualized from June 10, 1998.

During the period shown in the bar chart, the highest return for a quarter was 24.22% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.46% (quarter ending September 30, 2002).

From January 1, 2005 through July 31, 2005, the total return for the Fund was 0.62%.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2004:

	1 Year	5 Year	Life of Fund*
Return Before Taxes	9.88%	2.75%	6.09%
Return After Taxes on Distributions	9.80%	2.67%	6.01%
Return After Taxes on Distributions and Sale of Fund Shares	6.52%	2.32%	5.26%
S&P 500 with Dividends** (Reflects no Deduction for Fees, Expenses, or Taxes)	10.88%	(2.30)%	2.83%

*From June 10, 1998.

**The S&P 500 is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with your investment in the Fund. Shareholder fees are paid from your account, while annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Fund does not have a sales charge (load).

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees	1.20%
Other Expenses	0.10%
Total Fund Operating Expenses	1.30%

“Management Fees” include fees payable to the Adviser under its Advisory Agreement with the Fund and under an Operating Services Agreement with the Fund.  Pursuant to such Operating Services Agreement, the Fund pays the Adviser a fee equal to 0.70% of the Fund’s assets on an annualized basis for providing all of the Fund’s day-to-day administrative services, excluding costs of brokerage, interest, taxes, litigation, annual fees paid to the independent directors and their related expenses, fees and expenses of legal counsel for the independent directors, certain insurance policy premiums, a portion of the salary of the Fund’s Chief Compliance Officer and other extraordinary expenses.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568

FUND MANAGEMENT

Henssler Asset Management, LLC (“Adviser”), located at 3735 Cherokee Street, Kennesaw, Georgia 30144, serves as the investment adviser for the Fund.  The Adviser was organized in February 1998 by its owners, Gene W. Henssler, Ph.D., and Patricia T. Henssler.  The Adviser is an affiliate of G.W. Henssler & Associates, Ltd. (“Henssler & Associates”), an investment manager, which has provided investment advisory services to corporations, individual investors, and institutional investors since its inception in 1987.

The Adviser provides investment advisory services and day-to-day administrative services to the Fund under separate agreements with the Fund.  For these services, the Fund paid the Adviser the fees described below for the fiscal year ended April 30, 2005.  All fees are expressed as an annual percentage of average net assets of the Fund.  These fees do not include the costs of brokerage, interest, taxes, litigation, annual fees paid to the independent directors and their related expenses, fees and expenses of legal counsel for the independent directors, certain insurance policy premiums, a portion of the salary of the Fund’s Chief Compliance Officer and other extraordinary expenses.

Advisory Fee	0.50%
Operating Services Fee	0.70%
Total Fees Paid to the Adviser	1.20%

PORTFOLIO MANAGEMENT:

The Fund is managed by Dr. Henssler and Theodore L. Parrish, CFA (the “Co-Managers”).  The Fund’s Co-Managers are supported by a group of research analysts and other members of the Fund’s investment staff.

Dr. Henssler has worked in investment management and financial analysis for over 25 years. From 1986 to 1996, Dr. Henssler was a Professor of Finance at Kennesaw State University.  Since 1987, Dr. Henssler’s investment adviser, G.W. Henssler & Associates, Ltd., has provided investment advisory services to corporations and to individual and institutional investors.  Dr. Henssler earned his MBA and Ph.D. in Finance from the University of Michigan in 1965 and 1971, respectively.

Mr. Parrish has worked in investment management and financial analysis for 10 years.  He earned his BBA from Kennesaw State University in 1995, and holds the Series 7, Series 63 and Series 65 licenses. Mr. Parrish is a CFA Charterholder.  Mr. Parrish began his financial career with G.W. Henssler & Associates, Ltd. in 1995.

The Fund’s Statement of Additional Information contains more detailed information about the Co-Managers’ compensation, other accounts managed by the Co-Managers and the Co-Managers’ ownership of securities in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal years ended April 30, 2005, 2004 and 2003 has been audited by Tait, Weller & Baker, whose report for the fiscal year ended April 30, 2005, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders, which is available upon request and is incorporated herein by reference.  The information for all fiscal periods through April 30, 2002 has been audited by another independent accountant, whose report for such periods, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders for such periods, which are available upon request and are incorporated herein by reference.

	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	April 30, 2005	April 30, 2004	April 30, 2003	April 30, 2002	April 30, 2001	April 30, 2000
Net Asset Value, Beginning of Year	$13.47	$10.85	$12.43	$13.12	$13.29	$11.74

Income From Investment Operations:
Net investment income	0.08	0.03	0.04	—	0.01	0.01
Net gain (loss) on securities (both realized and unrealized)	0.32	2.63	(1.61)	(0.65)	(0.14)	1.56
Total from investment operations	0.40	2.66	(1.57)	(0.65)	(0.13)	1.57

Distributions:
Net realized capital gain	—	—	—	(0.03)	(0.04)	—
Net investment income	(0.07)	(0.04)	(0.01)	(0.01)	—	(0.02)
Total distributions	(0.07)	(0.04)	(0.01)	(0.04)	(0.04)	(0.02)

Net Asset Value, End of Year	$13.80	$13.47	$10.85	$12.43	$13.12	$13.29

Total Return	2.93%	24.53%	(12.62)%	(4.99)%	(0.96)%	13.37%

Ratios/Supplemental Data
Net assets, end of year (in 000s)	$131,830	$120,141	$73,779	$39,360	$29,563	$22,120
Ratio of expenses to average net assets	1.30%	1.27%	1.22%	1.27%	1.21%	1.20%
Ratio of net investment income to average net assets	0.58%	0.25%	0.42%	0.00%	0.10%	0.10%
Portfolio turnover rate	31%	39%	22%	44%	49%	58%

ACCOUNT INFORMATION

VALUATION OF SHARES—DETERMINATION OF NET ASSET VALUE:

The Fund’s share price is determined based upon net asset value (NAV). The Fund calculates NAV at approximately 4:00 p.m., EST, each day that the New York Stock Exchange (NYSE) is open for trading. The NYSE is normally closed on national holidays and Good Friday, so NAV will not be calculated on those days. A list of the days the NYSE is normally closed appears in the Fund’s Statement of Additional Information.  The Fund’s NAV per share is determined by dividing the total value of the Fund’s investments and other assets less any liabilities by its number of outstanding shares.

Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price.  Valuations of variable and fixed income securities are supplied by independent pricing services approved by the Fund’s Board of Directors.  Securities with maturities of sixty (60) days or less are valued at amortized cost.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.

HOW TO PURCHASE SHARES

The Fund does not impose any sales charges on purchases of the Fund. In general, the Fund requires a minimum initial investment of $2,000 and a minimum subsequent investment of $200. The Fund will waive minimum investment requirements for any automatic investment plan of $100 or more per month, and for certain other accounts, as noted below.

Orders for the purchase of shares of the Fund placed directly with the Fund’s transfer agent, ALPS Mutual Funds Services, Inc. (the “Transfer Agent”) by an investor are executed at the next determined NAV per share after receipt by the Transfer Agent.  Orders for the purchase of shares of the Fund placed through broker-dealers are executed at their next determined NAV per share after receipt in good order by the broker-dealer.  Shares are eligible to receive dividends the day they are purchased.  The Fund reserves the right to reject any order for the purchase of its shares in whole or in part.

MINIMUM INITIAL AND ADDITIONAL INVESTMENTS REQUIRED BY THE FUND:

	Minimum Initial Investment	Additional Investment
Regular Accounts	$2,000	$200
Traditional IRA’s	$1,000	$100
Roth IRA’s	$1,000	$100
Education IRA’s	$500	$100
Automatic Investment Plan	$50	$50

OPENING OR ADDING TO AN ACCOUNT:

To make an initial investment in the Fund, all purchasers must complete and send the required application, along with a check payable to “The Henssler Equity Fund,” to one of the addresses listed below.  To make a subsequent investment, all purchasers must complete and send an investment slip, along with a check payable to “The Henssler Equity Fund,” to an address listed below.  All investments must be in U.S. dollars.  Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear.

Regular Mail	Overnight Delivery
The Henssler Equity Fund P.O. Box 8796 Denver, CO 80201	The Henssler Equity Fund c/o ALPS Mutual Funds Services 1625 Broadway, Suite 2200 Denver, CO 80202

You may also make automatic monthly investments from your bank account in a regular amount (minimum $50 per month) pursuant to our “Automatic Investment Plan.” Please call us at 1-800-936-3863 for more information about the Automatic Investment Plan.

SPECIAL INSTRUCTIONS FOR INDIVIDUAL RETIREMENT ACCOUNTS:

If you are interested in investing your Individual Retirement Account (“IRA”) or Roth IRA in the Fund, you may establish an IRA, IRA Rollover Account, Roth IRA, or Roth IRA Rollover Account in the Fund. Please call the Fund at 1-800-936-3863 to request an IRA investment package. You may also call a broker-dealer for more information regarding the establishment of an IRA account in the Fund. For more complete IRA information, consult your tax professional.

TERMS TO UNDERSTAND:

Traditional IRA - an individual retirement account. Your contributions may or may not be deductible depending on your circumstances.  Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Roth IRA - an IRA funded with non-deductible contributions; and tax-free growth of assets and distributions, if the assets are held for five years or longer and certain conditions are met.

Education IRA - an IRA with nondeductible contributions, and tax-free growth of assets and distributions, if used to pay qualified educational expenses.

HOW TO SELL SHARES

You may sell shares at any time.  This can be done via the telephone by calling 1-800-936-3863 or in writing.

There are no fees charged by the Fund for redemptions.  However, shareholders who redeem their shares through a broker-dealer may be charged a fee for the broker-dealer’s services.

WRITTEN SELL ORDERS:

A written letter of instruction must include:

• your name(s) and signature(s)

• your account number

• the fund name

• the dollar amount you want to sell

• how and where to send the proceeds

• if your account is an IRA account, whether the distribution is qualified or premature

Mail your request to:

Regular Mail	Overnight Delivery
The Henssler Equity Fund P.O. Box 8796 Denver, CO 80201	The Henssler Equity Fund c/o ALPS Mutual Funds Services 1625 Broadway, Suite 2200 Denver, CO 80202

Redemption proceeds will be mailed or wired to the redeeming shareholder within seven (7) business days, except where those shares have recently been purchased by personal check.  In those cases, redemption proceeds may be withheld until the check has been collected, which may take up to fifteen (15) business days.  To avoid such withholding, investors should purchase shares by certified or bank check. Interest will not accrue on uncashed redemption checks.  Please note that wire requests for amounts under $10,000 will be subject to a fee of $10, which will be automatically deducted from the redemption proceeds.

Some circumstances require that written sell orders be signature guaranteed.  If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation may be required.

A signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call us to ensure that your signature guarantee will be processed correctly.

Your shares will be sold at the next NAV per share calculated after your completed redemption order is received by the Transfer Agent.

MORE INFORMATION ABOUT PURCHASES

Disruptive Trading and Market Timing: Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders.  These risks and harmful effects include the following:

•          an adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely; and

•          reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Board of Directors has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.  Under the market timing policies and procedures, the Fund may monitor trading activity by shareholders and take steps to prevent disruptive trading.  In general, the Fund considers frequent roundtrip transactions in an account to constitute disruptive trading.  A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.  While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order or exchange request; or (ii) restrict or terminate purchase or exchange privileges for shareholders, particularly in cases where the Fund determines that a shareholder has engaged in more than one roundtrip transaction within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund will not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.  The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that a Fund suspects as disruptive trading.  The Fund will be unable to measure roundtrip transactions for purchases through broker-dealer or similar omnibus accounts, since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the Fund.

The Fund may also take action if a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading by the Fund, even if applicable shares are held longer than 30 days.  In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

GENERAL POLICIES:

If your account falls below $1,000 due to redemption, the Fund may request in writing that you increase your balance.  If the balance remains below $1,000 ninety (90) days from the date of the written request, the Fund may close your account, and mail you the proceeds from your account to the address on the Transfer Agent’s records.

The Fund reserves the right to:

•   Refuse any purchase request for any reason.

•   Change any of its purchase or redemption policies or procedures at any time.

•   Delay in sending out redemption proceeds for up to seven (7) business days. This generally only happens in cases of large redemptions or during unusual market conditions.

•   Suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

INVESTMENTS THROUGH THIRD PARTIES:

If you invest through a third party (rather than directly through Henssler), the policies and fees may be different than those described here.  Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.  The Adviser may also pay such parties a fee for shareholder services out of its own resources.

TELEPHONE PURCHASES BY SECURITIES FIRMS.

Member firms of the NASD may telephone the Transfer Agent at 1-800-936-3863 and place purchase orders on behalf of investors who carry their Fund investments through the member’s account with the Fund.  By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine.  The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine.  As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction.  However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable.  The Fund reserves the right to modify or terminate these telephone privileges at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund pays its shareholders all of its net investment income and net realized long- and short-term capital gains on an annual basis.  Your dividends and distributions will be reinvested in the Fund unless you instruct the Fund in writing otherwise.  There are no fees or sales charges on reinvestments.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account).  The Fund expects that its distributions will consist primarily of capital gains.  Distributions are subject to federal income tax regardless of how long you have held your shares and whether you reinvest your distributions or take them in cash. In general, distributions are taxable as follows:

TAXABILITY OF DISTRIBUTIONS:

The table to the right can provide a guide for your potential tax liability when selling or exchanging fund shares.

“Short-term capital gains” applies to fund shares sold up to 12 months after buying them.  “Long-term capital gains” applies to shares held for more than 12 months.

Taxability of Distributions

Type of distribution	Tax rate for 15% bracket	Tax rate for 25% bracket or above

Income dividends	Long Term Capital Gains Rate	Long Term Capital Gains Rate
Short-term capital gains	Ordinary Income Rate	Ordinary Income Rate
Long-term capital gains	5%	15%

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.  The Fund anticipates that the majority of its distributions will consist of capital gains.

TAXES ON TRANSACTIONS:

Any sale of Fund shares, including exchanging Fund shares for shares of another fund, may generate a tax liability.  Tax-deferred accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The table above can provide a guide for your potential tax liability when selling fund shares. “Short-term capital gains” applies to Fund shares held up to 12 months.  “Long-term capital gains” applies to Fund shares held for more than 12 months.

HOW TO OBTAIN MORE INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments.  The SAI is incorporated by reference into this prospectus.  This means that the SAI is legally a part of this prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can obtain more information about the Fund and a copy of the Fund’s SAI, annual or semi-annual reports to shareholders by request and without charge by contacting the Fund at 1-800-936-FUND (3863) or by writing to The Henssler Equity Fund, P.O. Box 8796, Denver, CO 80201 or on the Fund’s website at http://www.henssler.com.

You can also obtain these documents, and other information about the Fund from the SEC’s website at http://www.sec.gov.  You may review and copy documents at the SEC Public

Reference Room in Washington, D.C. (1-800-942-8090).  You may request documents by mail from the SEC by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov.  The SEC will charge a duplicating fee for any requested materials.

Adviser:

Henssler Asset Management, LLC

3735 Cherokee Street

Kennesaw, Georgia 30144

Distributor:

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Custodian:

The Fifth Third Bank, N.A.

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Transfer, Redemption, and Dividend Disbursing Agent:

ALPS Mutual Funds Services, Inc.

1625 Broadway, Suite 2200

Denver, CO 80201

Independent Accountants:

Cohen McCurdy LLC

826 Westpoint Pkwy

Westlake, OH 44145

Legal Counsel:

Kilpatrick Stockton LLP

1100 Peachtree Street, N.E.

Suite 2800

Atlanta, Georgia 30309

The Investment Company Act File No. is 811-08659.

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2005

THE HENSSLER EQUITY FUND

a portfolio of

THE HENSSLER FUNDS, INC.

3735 Cherokee Street

Kennesaw, Georgia 30144

Telephone No. (770) 425-6669

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund’s Prospectus, dated August 29, 2005 (the “Prospectus”), which has been filed with the Securities and Exchange Commission.  This Statement of Additional Information incorporates by reference the Fund’s Prospectus and the Annual Report to shareholders for the fiscal year ended April 30, 2005.  Copies of the Prospectus and the Annual Report are available free of charge by writing to The Henssler Funds, Inc., P.O. Box 8796, Denver, CO 80201, or by telephoning 1-800-936-FUND(3863) or on the Fund’s website @ http://www.henssler.com.

THE FUND

The Henssler Equity Fund (the “Fund”) is the only portfolio of The Henssler Funds, Inc. (“Henssler”), a no-load, open-end diversified management investment company incorporated under the laws of the State of Maryland on February 12, 1998.  Henssler Asset Management, LLC is the Fund’s investment adviser (the “Adviser”).

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to “About the Fund” and “The Fund in Detail” in the Prospectus for a discussion of the principal investment strategies, objectives, policies and risks of the Fund. Set forth below is certain further information relating to the Fund generally.

The Fund’s investment objective is to seek growth of capital.  The Fund’s investment strategy is to emphasize long-term capital appreciation and safety of principal.

The Fund may also invest in securities of other investment companies, subject to the limits and restrictions contained in, and the rules and regulations promulgated under, the Investment Company Act of 1940. In the event that the Fund invests in other investment companies, such investments would be for cash management purposes.  Please see the section entitled “Temporary Defensive Position” on page 19 for a list of investments that the Fund may make to protect its share value against sustained market down cycles or adverse extraordinary circumstances.

The Fund is diversified, which means that the Fund may not, as to 75% of its assets, purchase securities of any one issuer, other than securities issued or guaranteed by the United States government, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.  The Fund will not invest more than 25% of its assets in a particular industry sector.  The Fund will not purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

INVESTMENTS IN SMALL COMPANIES.  Although the Fund invests in companies of all sizes, i.e., large (annual revenues generally over $5 billion), medium (annual revenues generally between $1 billion and $5 billion), and small (annual revenues generally under $1 billion), there may be times when the Fund is significantly invested in small companies.  Smaller growth companies may offer greater potential for capital appreciation than larger companies, particularly because they often have new products, methods or technologies, or may respond to changes in industry conditions due to regulatory or other developments more rapidly than their larger competitors.  In addition, because they may be followed by fewer stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest increases.  Smaller growth companies may also be more subject to a valuation catalyst (such as acquisition or disposition efforts or changes in management) than larger companies.

On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues or market share for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market.  For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENTS IN SECTORS.  Although the Fund anticipates that, under normal circumstances, its investments will be diversified across all equity market sectors, the Fund is permitted to invest up to 25% of its assets in a particular industry sector.  Sector markets, like the national economy as a whole, tend to be cyclical. Significant product development or favorable regulatory change in a particular sector may rapidly result in a substantial upswing in that sector’s sales and profits and corresponding increases in the stock prices of the sector’s companies.  By investing a substantial percentage of the Fund’s assets in a particular sector, the Adviser will attempt to capitalize on the strength of that sector and the growth of that industry in relation to other sectors of the overall economy.

On the other hand, investments in a particular sector are also volatile in response to unanticipated negative changes in the sector’s economy.  For example, unexpected declines in demand, adverse regulatory changes, or shortages of materials, skilled employees or growth capital may negatively affect an industry sector without affecting the overall economy.  If the Fund is substantially invested in a particular sector which experiences an unanticipated decline, the Fund’s performance may suffer accordingly.

INVESTMENTS IN FOREIGN SECURITIES.  The Adviser may invest up to 20% of the Fund’s assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depositary Receipts of foreign companies.  By doing so, the Adviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries.  The Adviser believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification.  Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies involve greater risks than are present in domestic investments.  Canadian securities, however, are not considered by the Adviser to have the same risks as other nations’ securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation.  Also, Canadian securities are normally more liquid than other non-U.S. securities.  Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible expropriation or nationalization of assets; and possible imposition of foreign taxes.  Furthermore, the U.S. government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

As one way of managing foreign currency exchange rate risk, the Fund may enter into forward foreign currency exchange contracts (i.e., purchasing or selling foreign currencies at a future date).  These contracts are usually entered into in order to fix the U.S. dollar value of a security which the Fund has agreed to buy or sell, but which will not settle until some time in the future. These contracts may also be used to hedge the U.S. dollar value of a security already owned by the Fund (position hedging), particularly if a decrease in the value of the currency in which the foreign security is denominated is expected.  This method of protecting the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange, which the Fund may rely upon at a predetermined future point in time.

The Adviser seeks to benefit the Fund when using forward contracts, although the Adviser may not be able to project precisely the future exchange rates between foreign currencies and the U.S. dollar.  The Fund may, therefore, incur a gain or a loss on a forward contract.  A forward contract may help reduce the Fund’s losses on a security when a foreign currency’s value decreases but it may likewise reduce the potential gain on a security if the foreign currency’s value increases.

PORTFOLIO TURNOVER.  Due to the Fund’s long-term investment style, the Fund anticipates that portfolio turnover will not exceed 100% per year.  Portfolio turnover results from a change of the securities held by the Fund and involves expenses to the Fund in the form of brokerage commissions and other transaction costs.  Portfolio turnover may also have an impact on the amount of taxable distributions to shareholders.  Although the rate of portfolio turnover will not be a limiting factor when the Adviser deems change appropriate and in the best interest of the Fund’s shareholders, the relatively low turnover rate anticipated in the Fund may benefit the Fund and its shareholders in the form of lower capital expenses and lower taxable distributions. The portfolio turnover rates for the fiscal years ended April 30, 2004 and 2005, were 39% and 31%, respectively.

TEMPORARY DEFENSIVE POSITION.  Under extraordinary circumstances or to attempt to protect the Fund from significant down cycles in the stock market, the Fund may invest in cash and certain cash equivalents, money market instruments, U.S. Government securities and certain other fixed income securities.  The Fund will limit its investments in corporate bonds and notes to those which are considered investment grade (generally, bonds and notes that have received a rating from Standard & Poor’s Corporation of “BBB” or better or from Moody’s Investors Service, Inc. of “Baa” or better) at the time of their purchase.

The Fund’s investments in fixed income securities will generally be subject to both credit risk and market risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due.  Market risk relates to the fact that market values of fixed income securities generally will be affected by changes in the level of interest rates.  Generally, as interest rates rise, the market value of fixed income securities will fall.  Conversely, as interest rates fall, the market value of fixed income securities will rise.  Fluctuations in market value do not affect the interest income from the securities, but are reflected in the Fund’s net asset value.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral equal in value or market price to at least 102% of the amount of their repurchase obligation.  In a repurchase agreement, the Fund purchases a security from a seller, which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less).  The resale price generally exceeds the purchase price by an amount, which reflects an agreed-upon market interest rate for the term of the repurchase agreement.  The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price.  Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

The Fund may not:

1.               As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

2.               Invest 25% or more of its total assets in the securities of issuers in any particular Standard & Poor’s 500 industry sector.

3.               Issue senior securities, except as permitted under the Investment Company Act of 1940.

4.               Make investments for the purpose of exercising control or management.

5.               Purchase or sell real estate or interests in real estate, including real estate limited partnerships; PROVIDED, HOWEVER, that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.               Purchase or sell commodities or commodity contracts, including future contracts, provided however that the Fund may enter into foreign currency exchange contracts as described above under “Investments in Foreign Securities.”

7.               Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.               Make loans to other persons; provided, however, that, for purposes of this restriction, the term “loan” does not include the purchase of an issue of publicly distributed bonds or debentures, government obligations, certificates of deposit, bankers’ acceptances or repurchase agreements.

9.               Borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

10.         Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund’s total assets, taken at market value.

11.         Invest more than 10% of the Fund’s total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

12.         Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

13.         Write, purchase or sell puts, calls or combinations thereof.

14.         Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases; PROVIDED, HOWEVER, that the Fund may purchase or sell securities of entities which invest in such programs.

PORTFOLIO HOLDINGS

The Board of Directors has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  These policies include the following:

•          Public disclosure regarding the Fund’s portfolio securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (the “Official Reports”).  Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

•          Notwithstanding the foregoing, information regarding portfolio securities, and other information regarding the investment activities of the portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  In addition, the policy relating to disclosure of the Fund’s holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund’s investment adviser or to other service providers, including but not limited to the Fund’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all Fund shareholders.

•          Any arrangements to disclose information about the Fund’s portfolio securities before public disclosure requires the approval of the Chief Compliance Officer (the Fund does not have any such arrangement as of July 31, 2005).  In determining whether to approve such an arrangement, the Chief Compliance Officer may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Fund or its shareholders.  The Chief Compliance Officer shall inform the Board of Directors of any special portfolio holdings disclosure arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval.

•          Neither the Fund’s investment adviser nor the Fund (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

Adviser employees that are access persons under the Fund’s and Adviser’s Codes of Ethics have access to portfolio holdings on a regular basis.  The Codes of Ethics prohibit use or dissemination of such information by such persons for unlawful purposes, including insider trading.  Compliance with the Codes of Ethics is monitored regularly and reports are provided quarterly to the Board of Directors.

Notwithstanding the foregoing, there is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

MANAGEMENT OF THE FUND

Reference is made to “Management of the Fund” in the Prospectus. Set forth below is further information about the Fund’s management.

BOARD OF DIRECTORS

The Fund is governed by a Board of Directors, which is responsible for protecting the interests of the Fund’s shareholders.  The members of the Board of Directors are experienced executives who meet throughout the year to oversee the Fund’s activities, review the Fund’s contractual relationships with service providers, and review the performance of the Fund.

The Board of Directors is responsible for the overall management of the Fund, including general supervision of its investment activities.  The officers who administer the Fund’s daily operations are appointed by the Board of Directors.  The current Directors and principal officers of the Fund, their addresses, and their principal occupations for the past five years are set forth below. “Interested” directors, as defined by the 1940 Act, are designated by an asterisk.

Name Age Address	Positions Held, Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) during past 5 years	Other Directorships Held by Director

INTERESTED DIRECTORS

* Gene W. Henssler, Ph.D. 65 3735 Cherokee Street Kennesaw, GA 30144	Director (1), President, since 1998	1	President, G.W. Henssler & Associates, Ltd.; MEMBER, HENSSLER ASSET MANAGEMENT, LLC	None

* Patricia T. Henssler, C.P.A. 50 3735 Cherokee Street Kennesaw, GA 30144	Director (1), Executive Vice President and Treasurer, since 1998	1	Treasurer, G.W. Henssler & Associates, Ltd.; P.T., Henssler, C.P.A. LLC, MEMBER, HENSSLER ASSET MANAGEMENT, LLC	None

INDEPENDENT DIRECTORS

Robert E. Nickels 62 3735 Cherokee Street Kennesaw, GA 30144	Director (1), since 2002	1	Retired	None

David O’Brien III, M.D. 63 3735 Cherokee Street Kennesaw, GA 30144	Director (1), since 2004	1	Urologist	None

Joseph Owen 43 3735 Cherokee Street Kennesaw, GA 30144	Director (1), since 2004	1	Vice President, Xcellent, Inc.	None

OFFICERS

Ted L. Parrish 32 3735 Cherokee Street Kennesaw, GA 30144	Vice President	1	Principal, G.W. Henssler & Associates, Ltd.; MEMBER, HENSSLER ASSET MANAGEMENT, LLC	None

William G. Lako, Jr. 33 3735 Cherokee Street Kennesaw, GA 30144	Vice President	1	Principal, G.W. Henssler & Associates, Ltd.; MEMBER, HENSSLER ASSET MANAGEMENT, LLC	Cherokee National Trust

Scott L. Keller, C.F.A. 38 3735 Cherokee Street Kennesaw, GA 30144	Vice President	1	Principal, G.W. Henssler & Associates, Ltd.; MEMBER, HENSSLER ASSET MANAGEMENT, LLC	Cherokee National Trust

(1) Directors of the Fund serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

* Dr. Gene Henssler and Patricia Henssler are “interested persons” of the Fund as defined under the Investment Company Act of 1940, because of their positions with the Adviser; they are related by marriage.

BOARD COMMITTEES

The Board of Directors currently has one standing committee, an audit committee.  The purpose of the Audit Committee is to assist the Board in monitoring (i) the integrity of the Fund’s financial statements, (ii) the compliance by the Fund with legal and regulatory requirements, (iii) the independence and performance of the Fund’s external accountants, and (iv) the performance of the of the Fund’s internal audit function.

The Audit Committee was established in December 2003, and met once during the fiscal year ended April 30, 2005.  The Audit Committee is currently composed of the three independent directors of the Fund, Mr. Nickels, Dr. O’Brien and Mr. Owen.

DIRECTOR SHARE OWNERSHIP

The table below shows the dollar range of Fund shares that each Director beneficially owned as of December 31, 2004.

Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

INTERESTED DIRECTORS

Gene W. Henssler	Over $100,000	Over $100,000

Patricia T. Henssler	$50,001 - $100,000	$50,001 - $100,000

INDEPENDENT DIRECTORS

Robert E. Nickels	$1 - $10,000	$1 - $10,000

David O’Brien, M.D.	$10,001 - $50,000	$10,001 - $50,000

Joseph Owen	$1 - $10,000	$1 - $10,000

During the two most recently completed calendar years:

•        No independent Director or member of his immediate family owned of record or beneficially any interest in the Adviser, the Fund’s distributor, or any person controlling, controlled by, or under common control with the Adviser or distributor.

•        No independent Director or member of his immediate family has had any direct or indirect material interest in, or relationships or transactions with: (1) the Adviser, the distributor, or officers of the Adviser or distributor; (2) the Fund or any officer of the Fund; (3) any person controlling, controlled by, or under common control with the Adviser or distributor or any officer of such person.

•        No independent Director has served on a board with an officer of the Adviser or distributor or with an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or distributor.

DIRECTOR COMPENSATION

The Adviser, under the Operating Services Agreement, pays each interested Director an annual fee of $2,500 per year, and the Fund pays each independent Director an annual fee of $6,000 per year, together with such directors’ actual out-of-pocket expenses relating to attendance at meetings.  The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting.  The amount that the Fund paid each Director during the fiscal year ended April 30, 2005 is shown in the compensation table below.

Director	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid

INTERESTED DIRECTORS

Gene W. Henssler	$0	$0

Patricia T. Henssler	$0	$0

INDEPENDENT DIRECTORS

Ladd M. Kochman*	$3,000	$3,000

Robert E. Nickels	$6,000	$6,000

David O’Brien, M.D.**	$3,000	$3,000

Joseph Owen**	$3,000	$3,000

* Dr. Kochman served as a Director of the Fund until December 1, 2004.

** Dr. O’Brian and Mr. Owen began serving as Directors in October 2004.

The Fund does not offer its Directors a pension or retirement plan.

CODE OF ETHICS

The Fund, its Adviser, and its distributor, ALPS Distributor, Inc. (“ADI”), have adopted codes of ethics.  The Fund’s and Adviser’s Code of Ethics (the “Code”) permits access persons to purchase and sell securities for their own accounts, including securities that may be purchased or held by the Fund.  Personal securities transactions of access persons and persons in their immediate households are subject to preclearance by designated persons under the terms of the Code.  Access persons must also comply with transaction reporting requirements that are set forth in the Code.

ADVISORY AND ADMINISTRATION ARRANGEMENTS

Reference is made to “Fund Management” in the Prospectus for certain information concerning the management and Advisory arrangements of the Fund.

ADVISORY AND OPERATING SERVICE AGREEMENTS

The Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Fund to provide investment management services to the Fund. In addition to the Advisory Agreement, the Adviser has entered into an Operating Services Agreement (the “Services Agreement”) with the Fund to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Fund.

In determining whether to renew the Advisory Agreement, the Directors reviewed the Fund’s performance and compared the advisory fees paid by certain comparable funds to the Fund’s advisory fee.  The Directors also recognized that the substantial resources that the Adviser devoted to the Fund were in large part subsidized by the Adviser’s other businesses.  The Directors also noted that the Adviser has only recently begun to earn a modest profit from its relationship with the Fund, and recognized the extremely high quality staff the Adviser has dedicated to the Fund.

Gene W. Henssler and Patricia T. Henssler, both affiliated persons of the Fund and the Adviser, control the Adviser through their ownership of the Adviser.

As explained in the Prospectus, the terms of the Advisory Agreement and the Services Agreement empower the Adviser, subject to the Board of Directors of the Fund, to manage the Fund’s assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of the Fund.  The Adviser has entered into several agreements with third party providers to provide, among other services, accounting, administrative, dividend disbursing, transfer agent, registrar, custodial, distribution, shareholder reporting, sub-accounting and recordkeeping services to the Fund.  The combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the total expenses of the Fund, excepting brokerage interest, taxes, litigation, annual fees paid to the independent directors and their related expenses, fees and expenses of legal counsel for the independent directors, certain insurance policy premiums, a portion of the salary of the Fund’s Chief Compliance Officer and other extraordinary expenses, at an annual rate of 1.20% of the daily net asset value of the Fund.

For the fiscal years ended April 30, 2003, April 30, 2004 and April 30, 2005 the Fund paid the Adviser $265,082, $478,979 and $653,498 respectively, for its services under the Advisory Agreement and $371,115, $670,571 and $914,898 respectively, for its services under the Services Agreement.

Proxy Voting.  The Adviser votes proxies on behalf of the Fund with respect to portfolio securities.  All proxy statements received on behalf of the Fund are reviewed by an investment manager or analyst.  After completing the review, such investment manager or analyst highlights any unusual or controversial issues, and recommends a vote (or abstention) on each issue presented.  Proxy voting decisions are made by the Adviser’s Proxy Policy Committee, which consists of two or more members appointed by the Board of Managers of the Adviser.  The Proxy Policy Committee will make all proxy voting decisions on a case by case basis, taking into account the best interests of the Fund and its shareholders.

In the event that a conflict arises between the interests of the Fund shareholders and those of the Adviser, or its affiliates, in connection with voting proxies, such conflict will be disclosed to an Independent Director of the Fund.  The Adviser will propose to such Independent Director the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner.  In the event the Independent Director does not consent to such manner of voting, the Adviser will vote the proxy in the manner directed by such Independent Director.

Information regarding how the Adviser voted proxies relating to Fund portfolio securities on behalf of the Fund during the most recent 12 month period ended June  30 is available without charge upon request by calling 1-800-936-3863, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

ADMINISTRATOR, TRANSFER AGENT, ACCOUNTING SERVICES AGENT

Pursuant to a Fund Accounting and Administrative Agreement, a Transfer Agency and Services Agreement and a Transfer Agent Interactive Client Services Agreement, ALPS Mutual Funds Services, Inc. (“ALPS”), with principal offices at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as the Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Accounting and Administrative Services agreement, ALPS acts as the Fund’s administrator and accounting agent and performs the following services: assists the Fund in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Fund; assists the Fund with quarterly Board of Director meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Fund; provides assistance with audits of the Fund; monitors expense accruals; reports performance and related information to the Fund and outside agencies; assists the Fund to maintain blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Fund; computes net asset value of the Fund; transmits to NASDAQ the Fund’s daily value and price; maintains and keeps current all books and records of the Fund as required by Section 31 of the 1940 Act and the rules thereafter in connection with ALPS duties; reconciles cash and investment balances; provides the Fund with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for the Fund; reviews and updates the Fund’s Registration Statement; provides legal review of the Fund’s Semi-Annual Reports, Annual Reports & Form NSARs; coordinates EDGARization and filings for the Fund; reviews the Fund’s legal contracts and oversees the code of ethics reporting.

Under the Transfer Agency and Services Agreement, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; and (e) maintain shareholder accounts.  Under the Transfer Agency Agreement, ALPS receives an annual minimum fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Under the Interactive Client Services Agreement, ALPS provides the Fund with the use of ALPS interactive client services to provide the Fund’s shareholders with access to shareholder account information and real-time transaction processing capabilities in accordance with the terms of the Agreement.

Pursuant to the Services Agreements between the Fund and the Adviser, the Adviser will pay all of the fees under the Fund’s and the Adviser’s agreements with ALPS.

DISTRIBUTOR

ADI, with principal offices at 1625 Broadway, Suite 2200, Denver, Colorado 80202, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement.  Shares are sold on a continuous basis by ADI as agent of the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.

The Fund offers its shares to the public on a continuous basis.  For information on the purchase and redemption of Fund shares, see “Purchase of Shares” below.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Gene W. Henssler, Ph.D. and Theodore L. Parrish, CFA are jointly and primarily responsible for the day-to-day portfolio management of the Fund.  They are supported by a group of research analysts and other members of the Fund’s investment staff.

Other Accounts Managed.  Set forth below is a table showing the numbers and asset values of other accounts managed by Dr. Henssler and Mr. Parrish in the categories shown:

	Number of Other Registered Investment Companies Managed (assets in millions)	Number of Other Pooled Vehicles Managed (assets in millions)	Number of Other Accounts Managed (assets in millions)
Gene Henssler	0 ($0)	0 ($0)	0 ($0)
Ted Parrish	0 ($0)	0 ($0)	0 ($0)

As of June 2005, neither the Adviser nor any of its affiliates managed any accounts that charge a performance fee.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each an “Account”).  Dr. Henssler and Mr. Parrish do not manage Accounts (other than the Fund) directly, but do supervise the portfolio managers responsible for the Accounts and manage a model portfolio (the “Model”) that the portfolio managers of the Adviser and G.W. Henssler & Associates, Ltd. (“G.W. Henssler”) use in making purchase and sale decisions for the Accounts.

In general, Accounts managed by the Adviser and by G.W. Henssler focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time.  Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as the Adviser’s portfolio managers must allocate time and investment ideas across these different Accounts.   Dr. Henssler’s and Mr. Parrish’s management of the Model may affect the Fund and the other Accounts as transactions carried out in the Model indirectly influence the management of the Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities.  These conditions may give rise to potential conflicts of interest to the extent Dr. Henssler and Mr. Parrish direct transactions for the Fund or the Model that may adversely impact the value of securities held by the Accounts.  Securities selected for the Model or for Accounts other than the Fund may outperform the securities selected for the Fund from time to time.

With respect to securities transactions for the Fund, the Adviser determines or will determine (as applicable) the broker that executes or will execute each order, which determinations shall be made consistent with the duty to seek best execution of the transaction.  The Adviser has adopted a policy that permits the aggregation of trades (each a “bunched trade”) in the same security for the same Accounts on the same day.  In a bunched trade, each Account receives the same price, but different commission rates may apply to different Accounts owing either to the size of an Account’s position, the minimum ticket charges applied by the broker, or both.

Although Dr. Henssler and Mr. Parrish generally do not trade securities in their personal accounts, the Adviser and the Fund have adopted code of ethics that, among other things, permits personal trading by employees (including the Adviser’s portfolio managers) under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

In general, the Adviser does not invest Accounts in private placements, IPOs or similar limited investment opportunities.  However, to the extent that Dr. Henssler or Mr. Parrish recommends a limited investment opportunity for the Fund or the Model, the Adviser has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by the Adviser; provided, however, that the Adviser may determine a minimum amount that accounts must be able to purchase to participate.

Compensation: Each of Dr. Henssler and Mr. Parrish is paid a base salary, and is eligible to participate in the Adviser’s retirement plan arrangements.  Dr. Henssler and Mr. Parrish are also eligible to receive bonuses based on the performance of all of the Advisers’ Accounts (including, without limitation), the Fund.  Dr. Henssler, as the principal and a 51% owner of the Adviser, and Mr. Parrish, as a 5% owner of the Advsier, also participate in the profits of the Adviser after all expenses are paid.  Since profits are expected to increase as assets increase, Dr. Henssler and Mr. Parrish are expected to receive increased profits through his ownership of the Adviser as Account assets (including, without limitation, the assets of the Fund) increase.

Ownership of Securities: The dollar value of the shares of each Fund beneficially owned by Dr. Henssler is between $100,001 - $500,000.

The dollar value of the shares of each Fund beneficially owned by Mr. Parrish is between $50,001 and $100,000.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Directors of the Fund, the Adviser is responsible for the Fund’s portfolio decisions, the placing of the Fund’s portfolio transactions and the negotiation of the commissions to be paid on such transactions. In executing such transactions, the Adviser will use its best efforts to obtain the execution of portfolio transactions at prices which are advantageous to the Fund and involving commission rates which are reasonable in relation to the value of the transaction.

GENERAL

The Fund has no obligation to deal with any broker or dealer in the execution of transactions for its portfolio securities. The Adviser will select brokers or dealers taking into account such factors as price (including the commission or spread), size of order, difficulty of execution and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. The Adviser will also consider the research services which the broker or dealer has provided to the Adviser relating to the security involved in the transaction and/or to other securities.  For the fiscal years ended April 30, 2003, 2004, and 2005 the Fund paid $92,285, $131,065 and $120,798 respectively, in brokerage fees.

RESEARCH SERVICES

Under Section 28(e) of the Securities Exchange Act of 1934 and its Advisory Agreement with the Fund, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  These research and investment information services make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund.  Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

OVER-THE-COUNTER TRANSACTIONS

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.  When a transaction involves exchange-listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.

POTENTIAL CONFLICTS

The Fund may have investment objectives and strategies similar to those of other clients of the Adviser.  Accordingly, securities held by the Fund may also be held by other clients of the Adviser and the Adviser may find it desirable to purchase or sell the same security for the Fund and another client of the Adviser at the same time.  Similarly, due to differing investment objectives or strategies, the Adviser may find it desirable to purchase a security for the Fund at the same time that the Adviser wishes to sell the security for another of the Adviser’s clients, or vice versa.  In either of the foregoing circumstances, transactions in the securities will be made, insofar as feasible, for the Fund and the Adviser’s other clients in a manner deemed equitable to all.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of 4:00 P.M. on each day during which The New York Stock Exchange is open for trading.  The New York Stock Exchange is not open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Fund will also determine its net asset value once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by the Fund) in which there is sufficient trading in its portfolio securities that the net asset value might be materially affected.  The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.  Expenses, including the management fee payable to the Adviser, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price.  Valuations of fixed income securities are supplied by independent pricing services approved by the Fund’s Board of Directors.  Money market securities with a remaining maturity of 60 days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors.

PURCHASE OF SHARES

Reference is made to “How to Purchase Shares” in the Prospectus.  Set forth below is further information about the purchase of shares of the Fund.  Shares of the Fund are continuously offered at net asset value, and the Fund does not impose any sales charges on purchases of Fund shares.  The minimum initial investment in the Fund is generally $2,000 and the minimum subsequent investment is $200.  The minimum initial investment for an Individual Retirement Account (“IRA”), other tax-deferred retirement account, including accounts with plans administered under Sections 401(k) and 403(b) of the Internal Revenue Code, or an account under the Uniform Gift to Minors Act is $1,000, with minimum subsequent investments of $100.  The Fund will waive minimum investment requirements for any automatic investment plan of $50 or more per month.

Orders for the purchase of shares of the Fund placed directly with the Fund’s transfer agent, ALPS Mutual Funds Services, Inc. (the “Transfer Agent”) by an investor are executed at their next determined net asset value after receipt by the Transfer Agent.  Orders for the purchase of shares of the Fund placed through brokers are executed at their next determined net asset value after receipt by the broker.  Shares are eligible to receive dividends the day they are purchased. For further information regarding net asset value, see “Additional Information-Determination of Net Asset Value.” The Fund reserves the right to reject any order for the purchase of its shares in whole or in part.  For initial and subsequent investments, shares of the Fund may be purchased by sending a check payable to “The Henssler Equity Fund,” together with a completed Application to:

Regular Mail	Overnight Delivery
The Henssler Equity Fund P.O. Box 8796 Denver, CO 80201	The Henssler Equity Fund c/o ALPS Mutual Funds Services 1625 Broadway, Suite 2200 Denver, CO 80202

Shareholders should be aware that purchases and redemptions mailed to the Fund at its address in Georgia will not be effected until received by the Transfer Agent at the address listed above. Investments in the Fund may also be made through brokerage firms and institutions. However, investors who place their orders through a broker-dealer may be charged a fee for the broker-dealer’s services. No such charge will be imposed on an investor who purchases Fund shares directly from the Fund as described above.

AUTOMATIC INVESTMENT PLANS.  To set up an Automatic Investment Plan to invest a specific amount of money in the Fund on a regular basis, complete the appropriate section of the Account Application to authorize the Transfer agent to automatically debit your bank account accordingly.  Debits must be made in amounts of $50 or more and may be made once per month on the 15th or last business day of the month.  If the 15th falls on a weekend or holiday, the account will be debited on the previous business day.

Requests to modify or discontinue an Automatic Investment Plan must be received by the Transfer Agent in writing fifteen (15) days prior to the next scheduled debit date. Please call the Fund at 1-800-936-3863 to inquire about the Automatic Investment Plan.

WRITTEN SHAREHOLDER INQUIRIES. Written shareholder inquiries may be directed to the Fund’s Transfer Agent at The Henssler Equity Fund, P.O. Box 8796, Denver, CO 80201, or by 1-800-936-FUND (3863).

THE DISTRIBUTOR

Shares of the Fund are continuously offered at net asset value. The Adviser has entered into an Underwriting Agreement (the “Agreement”) on the Fund’s behalf with ALPS Distributors, Inc. (the “Distributor”). Under the Agreement, the Distributor will distribute the Fund’s shares in exchange for a flat fee to be paid by the Adviser.

The Distribution Agreement has an initial term of two years and will remain in effect from year to year thereafter, but only so long as such continuance is approved at least annually by (i) the Distributor, (ii) the Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and in either case (iii) by a majority of the Directors who are not “interested persons” of the Fund or the Distributor.

REDEMPTION OF SHARES

Reference is made to “How to Redeem Shares” in the Prospectus for certain information as to the redemption of shares of the Fund.

REDEMPTION BY MAIL OR TELEPHONE.  Shares may be redeemed in writing or by telephone.  If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature may be required.   Shares are redeemed at their next determined net asset value after a redemption request in good order has been received by the Transfer Agent or, for redemptions through a broker, after the request has been received by the broker.  A request is deemed to be in good order if it has been signed by the account holder and is accompanied, where necessary, by a signature guarantee.

Shares may also be redeemed by telephone by calling toll-free 1-800-936-3863.  The Fund, through the Transfer Agent, has established procedures designed to confirm the authenticity of telephonic instructions, which procedures include requiring callers to establish their personal identity and limiting the mailing of telephone redemption proceeds to the address or bank account set forth on the Account Application.  Investors should understand that neither the Fund nor the Transfer Agent will be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption proceeds wired to a designated account at a shareholder’s request for amounts less than $10,000 will be reduced by a wire transfer fee (currently $10.00).  Certain institutional clients will not be charged this wire redemption fee.  Changes to the designated address or bank account must be made in writing and may be required to be accompanied by a signature guarantee from an eligible guarantor.

The Fund reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions by the shareholder, the account of such shareholder has a value of less than $1,000.  Before the Fund exercises its right to redeem such shares, the shareholder will be given written notice of the proposed redemption and will be allowed 90 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or one percent (1%) of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission.  Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Account Information - Valuation of Shares - Determination of Net Asset Value” and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, the Fund will sell other portfolio securities at the discretion of the Adviser. See “Redemption of Shares” in the Prospectus.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.  Shareholders who redeem their shares through a broker-dealer may be charged a fee for the broker-dealer’s services.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT. Each shareholder has an Investment Account and will receive statements from the Fund’s Transfer Agent after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION. Unless the Transfer Agent receives specific written instructions as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund.  Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution.  Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they wish to change how they receive their dividend or capital gain distributions.  The Transfer Agent will effect such instructions within ten business days after their receipt.

MARKET TIMING ARRANGEMENTS

The Fund has not entered into any arrangements with any person that would permit frequent purchases and frequent redemptions.  The Board of Directors has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute all of its net investment income and net realized long- or short-term capital gains, if any, to its shareholders annually after the close of the Fund’s fiscal year.  See “Shareholder Services - Reinvestment of Dividends and Capital Gains Distributions” for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund.  Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash.  Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

The Fund qualifies and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  If the Fund does not qualify, it will be subject to federal income tax on the part of its net ordinary income and net realized capital gains, which it distributes to shareholders.

Dividends paid by the Fund from its ordinary income, and distributions of the Fund’s net realized short-term capital gains, are taxable to non-tax-exempt investors as ordinary income or qualified dividend income.  Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets).  Ordinary income dividends may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Distributions made from the Fund’s net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Fund shares.  Generally, long-term capital gains are currently taxable at a maximum federal income rate of 15%.  Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gain will cease to apply to taxable years beginning after December 31, 2008.  Upon redemption of Fund shares, a non-tax exempt investor generally will realize a capital gain or loss equal to the difference between the redemption price received by the investor and the adjusted basis of the shares redeemed. If the redemption by the Fund is in-kind, capital gain or loss will be measured by the difference between the fair market value of securities received and the adjusted basis of the shares redeemed.  Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed Fund shares were held for twelve months or fewer, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve months. If, however, Fund shares were redeemed within six months of their purchase by an investor, and if a capital gain dividend was paid with respect to the Fund’s shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

Under certain provisions of the Code, some shareholders may be subject to 28% withholding on reportable dividends, capital gains distributions and redemption payments (“back-up withholding”).  Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to such Fund’s knowledge, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he is not otherwise subject to back-up withholding.

Dividends paid by the Fund from its ordinary income and distributions of the Fund’s net realized short-term capital gains paid to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years.  The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.  If the Fund pays a dividend in May which was declared in the previous October, November or December to shareholders of record on a date in those months, then such dividend or distribution will be treated for tax purposes as being paid on December 31 and will be taxable to shareholders as if received on December 31.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder.  The Code and these Treasury regulations are subject to change by legislative or administrative action.  Dividends and capital gain distributions may also be subject to state and local taxes.

The federal income tax consequences set forth above do not address any particular tax considerations a shareholder of the Fund might have.  Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws.  Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE INFORMATION

Reference is made to “Performance” in the Prospectus.  Set forth below is further information regarding performance of the Fund.

From time to time, the Fund may make available certain information about its performance. This information may include calculations regarding the total return on an investment in the Fund (“Total Return”).  Total Return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming reinvestment of any dividends or capital gains distributions).  When the Fund makes available its Total Return, it will be calculated on an annualized basis for specified periods of time, and may be calculated for the period since the start of the Fund’s operations.  Any performance information made available by the Fund, including Total Return, is based on the Fund’s historical record and is not intended to indicate future performance.

As stated above, from time to time the Fund may provide its total return in advertisements, sales literature or reports, and other communications to shareholders.  The Fund’s Total Return is calculated based on the Fund’s change in net asset value per share between the beginning and end of the period shown and assumes reinvestment of the Fund’s dividend and capital gains distributions during the period.

Total return figures will be computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

P(1+T)^n = ERV

Where P = a hypothetical initial payment of $10,000

T = average annual total return

N = number of years

ERV = Ending Redeemable Value of a hypothetical $10,000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 (or other) periods (or fractional portion thereof).

Note: The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.  The Fund’s net investment income changes in response to fluctuations in interest rates, dividends declared and the expenses of the Funds.

There may be a time when the Fund advertises its yield.  Yield figures are based on historical earnings and, like the rate of return, are not intended to indicate future performance.  The yield of the Fund refers to the income generated by an investment in the Fund over a thirty-day (or one month) period (which period will be stated in the advertisement).  The yield for any period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities and Exchange Commission.  The Fund may also advertise in terms of sales literature an “actual distribution” which is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.  The Fund’s yield will only be advertised when accompanied by the Fund’s total return.

The Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses.  Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future.  In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

The Fund’s one-year, five year, and life-of-fund average annual total returns for the periods ended April 30, 2005 are shown below. The returns assume that all dividends and distributions were reinvested in the Fund.

	1 Year	5 Year	Life of Fund*

Return Before Taxes	9.88%	2.75%	6.09%

Return After Taxes on Distributions	9.80%	2.67%	6.01%

Return After Taxes on Distributions and Sale of Fund Shares	6.52%	2.32%	5.26%

S&P 500 with Dividends** (Reflects no Deduction for Fees, Expenses, or Taxes)	10.88%	(2.30)%	2.83%

* From June 10, 1998, commencement of operations.

Based on the life of fund average annual total return shown above, a $1,000 investment made on June 10, 1998 would have been worth $1,426 on April 30, 2005.  This figure does not take into account taxes on distributions and/or redemptions, and was calculated using the formula shown on the preceding page, except that the initial investment was $1,000 instead of $10,000.

GENERAL INFORMATION

The Fund is the only portfolio of The Henssler Funds, Inc. (“Henssler”), an open-end diversified management investment company incorporated under the laws of the State of Maryland on February 12, 1998.

The Fund’s address is 3735 Cherokee Street, Kennesaw, Georgia 30144, and its telephone number is (770) 429-9166.

DESCRIPTION OF SHARES.  The Henssler Funds, Inc. (“Henssler”) has an authorized capital of 500,000,000 shares of Common Stock, par value $.0001 per share, 100,000,000 shares of which have been classified as shares of common stock of The Henssler Equity Fund (the “Fund”). The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the Investment Company Act of 1940. In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the Fund’s assets after payment of debts and expenses. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. Shareholders’ voting rights can be modified only with the approval of the majority of the Fund’s outstanding shares. In addition, shareholders have the right to remove Directors and are entitled to their pro rata share of the Fund’s distributions. The Fund’s Articles of Incorporation state that the Fund reserves the right from time to time to make any amendment to its Articles of Incorporation now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding capital stock. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act, including with respect to the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS.  The Fund has elected to indemnify its directors and officers to the maximum extent permitted under the Maryland General Corporation Law and the Investment Company Act of 1940. Accordingly, a director or officer of the Fund will not be liable to the Fund or its shareholders for monetary damages, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. See the Articles of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

Under the Maryland General Corporation Law, a stockholder of a corporation cannot be obligated to a corporation or its creditors with respect to the stock, except to the extent that the subscription price for the stock has not been paid.

PRINCIPAL SHAREHOLDERS.  As of July 31, 2005, the following entities were known by the Fund to own of record or beneficially five percent or more of the outstanding shares of the Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned
CNT Financial, LLC Cash Account 9860 Highway 92 Woodstock, GA 30188	7.74%

CNT Financial, LLC Cash Reinvest Account 9860 Highway 92 Woodstock, GA 30188	7.59%

MetLife Trust Company, NA. Directed Trust 2 Montgomery St., 3rd Floor Jersey City, NJ	6.34%

Reliance Trust Co. Directed TTEE MetLife Defined Contribution Group 2 Montgomery St., 3rd Floor Jersey City, NJ	15.59%

CONTROL PERSONS.  As of July 31, 2005, the following entities were known by the Fund to own of record or beneficially more than twenty-five percent of the outstanding shares of the Fund:

Name and Address of Record Owner	Percentage of Fund’s Outstanding Shares Owned

Charles Schwab & Co., Inc. Omnibus Account 101 Montgomery Street San Francisco, CA 94104	38.81%

Because of their significant ownership of Fund shares, the control persons listed above have greater power to determine the outcome of a shareholder vote than other shareholders.

As of July 31, 2005, the Officers and Directors of The Henssler Funds, Inc. and the Adviser, as a group, owned less than one percent (1%) of the outstanding shares of the Fund.

INDEPENDENT ACCOUNTANTS.  Cohen McCurdy, 826 Westpoint Pkwy., Suite 1250, Westlake, OH 44145, has been selected as the independent accountants of the Fund.  The independent accountants are responsible for auditing the financial statements of the Fund.

CUSTODIAN.  The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263 acts as Custodian of the Fund’s assets.  The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest on the Fund’s investments.

TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT.  ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202, acts as the Fund’s Transfer, Redemption, and Dividend Disbursing Agent.  The Transfer, Redemption, and Dividend Disbursing Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL.  Kilpatrick Stockton, LLP, 1100 Peachtree Street, N.E., Suite 2800, Atlanta, Georgia 30309 has been selected as counsel for the Fund.  Kilpatrick Stockton LLP will pass on legal matters for the Fund in connection with the offering of its shares.  Kilpatrick Stockton LLP also represents the Adviser in regard to Fund-related matters and will pass on certain legal matters for the Adviser.

REPORTS TO SHAREHOLDERS. The fiscal year of the Fund ends on April 30 of each year.  The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information.  An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION.  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto which Henssler has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

FINANCIAL STATEMENTS

The Fund’s most recent Financial Statements, which have been audited by Tait, Weller & Baker are hereby incorporated by reference into this Statement of Additional Information.

FINANCIAL STATEMENTS OF THE FUND INCORPORATED BY REFERENCE:

Annual Report to Shareholders for year ended April 30, 2005:
Independent Accountants’ Report
Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements

APPENDIX A

Ratings of Corporate Debt Obligations

The characteristics of debt obligations rated by Moody’s are generally as follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The characteristics of debt obligations rated by Standard & Poor’s are generally as follows:

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Ratings of Commercial Paper

The Funds’ purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.

Commercial paper rated A-1 or A-2 by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer’s long-term debt is rated “A” or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an up and down trend with allowances made for unusual circumstances.  Typically, the issuer’s industry is well-established and the issuer has a strong position within the industry. Relative strength or weakness of the above factors determines whether an insurer’s commercial paper is rated A-1 or A-2, with the relative degree of safety of commercial paper rated A-2 not being as high as for commercial paper rated A-1.

Commercial paper rated Prime-1 or Prime-2 by Moody’s is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer’s commercial paper is rated within various categories.

A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.